SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549
                        _____________


                          FORM 8-K

                       CURRENT REPORT
             PURSUANT TO SECTION 13 or 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report
     (Date of earliest event reported): October 18, 1996



             Kiddie Academy International, Inc.
     (Exact Name of Registrant as Specified in Charter)



Delaware            52-1938283          1-4052
(State or Other          (IRS Employer       (Commission
File
Jurisdiction of          Identification No.) Number)
Incorporation)


     108 Wheel Road, Bel Air, Maryland            21015
    (Address of Principal Executive Offices)      (Zip Code)

  Registrant's telephone number, including area code: (410)
                          515-0788


                       Not Applicable
    (Former Name or Former Address, if Changed Since Last
                           Report)

Item 5.        Other Events.

Change in Management

          On October 18, 1996, the Registrant announced the appointment of Angelo D. Bizzarro, a member of the Registrant's Board of Directors, as the Registrant's Chief
Executive Officer. George Miller will continue to serve as Chairman of the Board of Directors and will assist Mr.
Bizzarro with the transition.

Item 7.        Exhibits.

10   Employment Agreement with Angelo D. Bizzarro dated
October 18, 1996

99   Press Release Announcing Change in Management dated
October 18, 1996

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
                         SIGNATURES


In  accordance  with  the  requirements  of  the  Securities
Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         KIDDIE ACADEMY INTERNATIONAL, INC.



October 18, 1996         BY:  /s/ MICHAEL J. MILLER
Date                          Michael J. Miller


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

                        EXHIBIT INDEX

Exhibit                                               Page

10 Employment Agreement with Angelo D. Bizzarro dated October 18, 1996

99 Press Release Announcing Change in Management dated October 18, 1996

BA3DOCS1\0046925
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